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                                                                    EXHIBIT 10.4


                                 FIRST AMENDMENT
                                       TO
                              TERMINATION AGREEMENT


         This FIRST AMENDMENT TO TERMINATION AGREEMENT (this "Amendment") is made this 9th of April, 2001, by and among Antec Corporation, a Delaware corporation ("Antec"), Nortel Networks Inc., a Delaware corporation ("Nortel Networks"), Nortel Networks LLC, a Delaware limited liability company ("Nortel Networks LLC"), Nortel Networks Limited, a Canadian corporation ("Nortel Networks Ltd."), Broadband Parent Corporation, a Delaware corporation ("Broadband Parent Corporation"), and Arris Interactive L.L.C., a Delaware limited liability company ("Existing Venture"), to amend the Termination Agreement, dated October 18, 2000, by and among the same parties (the "Original Agreement" and, as amended hereby, the "Agreement") .

         All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Original Agreement.

         WHEREAS, the parties hereto desire to amend Section 2 of the Original Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Amendment and Restatement of Section 2 of the Original Agreement. Section 2 of the Original Agreement is hereby amended by deleting the same in its entirety and inserting in lieu thereof the following:

         "2.      Notwithstanding the foregoing, in the event that the
Terminated Agreements do not earlier terminate pursuant to Section 1 of this Agreement, the following shall occur effective April 9, 2001:

                  (a) the Second Framework Agreement shall be amended by deleting Article IV thereof in its entirety;

                  (b) the First Framework Agreement shall be amended by deleting Article IV thereof in its entirety;

                  (c) the First Distributor Agreement shall be amended by deleting Section 7(i) thereof in its entirety;

                  (d) the Second Distributor Agreement shall be amended by deleting Section 7(h) thereof in its entirety;

                  (e) the International Distributor Agreement shall be amended by deleting Section 7(i) thereof in its entirety; and


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                  (f)      the Antec Distributor Agreement shall be amended by
deleting Section 7(j) thereof in its entirety."

         2. Except for the amendments expressly set forth above, the Original Agreement shall remain unchanged and in full force and effect.


         3. The provisions of Sections 3, 4 and 5 of the Original Agreement shall apply to this Amendment as if set forth herein in their entirety.


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         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Termination Agreement to be executed on the day and year first above written.

                                       ANTEC CORPORATION

                                       By: /s/ Lawrence A. Margolis
                                           -----------------------------
                                           Name:  Lawrence A. Margolis
                                           Title: Executive Vice President and
                                                  Chief Financial Officer

                                       NORTEL NETWORKS INC.

                                       By: /s/ Craig A. Johnson
                                           -----------------------------
                                           Name:  Craig A. Johnson
                                           Title:

                                       NORTEL NETWORKS LIMITED

                                       By: /s/ Blair F. Morrison
                                           -----------------------------
                                           Name:  Blair F. Morrison
                                           Title: Assistant Secretary

                                       By: /s/ William R. Kerr
                                           -----------------------------
                                           Name:  William R. Kerr
                                           Title: Senior Vice President,
                                                  Corporate Business
                                                  Development

                                       NORTEL NETWORKS LLC

                                       By: /s/ Craig A. Johnson
                                           -----------------------------
                                           Name:  Craig A. Johnson
                                           Title:

                                       BROADBAND PARENT CORPORATION

                                       By: /s/ Lawrence A. Margolis
                                           -----------------------------
                                           Name:  Lawrence A. Margolis
                                           Title: Vice President and
                                                  Secretary

                                       ARRIS INTERACTIVE L.L.C.

                                       By: /s/ David B. Potts
                                           -----------------------------
                                           Name:  David B. Potts
                                           Title: Vice President and Chief
                                                  Financial Officer


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